UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 6, 2026
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
MATIV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 Kimball Pl,	Suite 600
Alpharetta,	Georgia	30009
(Address of principal executive offices)		(Zip Code)

1-770-569-4229
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

Effective for reporting periods after January 1, 2026 (the “Effective Date”), Mativ Holdings, Inc. (“Mativ” or the “Company”) changed its primary GAAP performance metric from Operating Profit to Gross Profit. Also following the Effective Date, the Company modified its allocation methodology of Selling and General Expenses (SG&A) to our segments and Unallocated. The modified approach primarily affects allocation for IT infrastructure and certain shared service costs, which were historically presented within Unallocated and will now be allocated to operating segments when applicable.

The Company is providing supplemental information for 2025 for comparability. The supplemental information reconciles Gross Profit to Adjusted EBITDA for 2025 for our two reportable segments: (1) Filtration & Advanced Materials ("FAM") and (2) Sustainable and Adhesive Solutions (“SAS”).

Item 7.01    Regulation FD Disclosure

This information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference to such filings.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Non-GAAP Reconciliation of Mativ Segment Gross Profit to Adjusted EBITDA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATIV HOLDINGS, INC.
(Registrant)

By:	/s/ Scott Minder
Scott Minder Chief Financial Officer

Dated: May 6, 2026

Exhibit 99.1

Effective for reporting periods after January 1, 2026 (the “Effective Date”), Mativ Holdings, Inc. (“Mativ” or the “Company”) changed its primary GAAP performance metric from Operating Profit to Gross Profit. Also following the Effective Date, the Company modified its allocation methodology of Selling and General Expenses (SG&A) to our segments and Unallocated. The modified approach primarily affects allocation for IT infrastructure and certain shared service costs, which were historically presented within Unallocated and will now be allocated to operating segments when applicable.

The Company is providing supplemental information for 2025 for comparability. The supplemental information reconciles Gross Profit to Adjusted EBITDA for 2025 for our two reportable segments: (1) Filtration & Advanced Materials ("FAM") and (2) Sustainable and Adhesive Solutions (“SAS”).

Non-GAAP Financial Measures

Certain financial measures and comments contained herein exclude restructuring, impairment and other expenses, certain purchase accounting adjustments related to FAM and SAS segment acquisitions, acquisition/merger and integration related costs, stock-based compensation, and depreciation and amortization. Financial measures which exclude or include these items have not been determined in accordance with accounting principles generally accepted in the United States ("GAAP") and are therefore "non-GAAP" financial measures. Reconciliations of these non-GAAP financial measures to the most closely analogous measure determined in accordance with GAAP are included in the financial schedules attached hereto.

The Company believes the presentation of non-GAAP financial measures in addition to the related GAAP measures provides investors with greater transparency on the information used by the Company’s management in its financial and operational decision-making. Management also believes the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operational performance in the same way that management evaluates the Company's financial performance. Management believes providing this information enables investors to better understand the Company’s operating performance and financial condition. These non-GAAP financial measures are not calculated or presented in accordance with, and are not intended to be considered in isolation or as alternatives or substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP, and should be read only in conjunction with the Company's financial measures prepared and presented in accordance with GAAP. The non-GAAP financial measures used in this release may be different from the measures used by other companies.

Supplemental Segment Financial Information

The supplemental segment information is not pro forma information prepared in accordance with Article 11 of Regulation S-X of the SEC, and the preparation of information in accordance with Article 11 would result in a different presentation.

The information presented in these exhibits supersedes any previously disclosed historical financial information, including historical information presented in each of the Company’s quarterly earnings releases for the first through fourth quarter of 2025.

The information being furnished pursuant to Item 7.01 of this Report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SOURCE: Mativ Holdings, Inc.

CONTACT

Chris Kuepper, IRC
Director, Investor Relations
+1-770-569-4229

Website: http://www.mativ.com

Non-GAAP Reconciliation of Mativ Gross Profit to Recast Adjusted EBITDA
(in millions) (Unaudited)
	Three Months Ended				Twelve Months Ended
	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025	December 31, 2025
Filtration & Advanced Materials (FAM)
Net Sales	$187.6	$204.4	$198.3	$177.2	$767.5
GAAP Gross profit	32.1	48.9	42.5	39.8	163.3
Selling and general expense and Research and development expense(1)	(19.6)	(21.0)	(19.2)	(18.6)	(78.4)
Restructuring related expenses	—	—	2.5	(0.1)	2.4
Depreciation	6.6	6.9	6.9	6.7	27.1
Stock-based compensation expense(2)	0.3	0.1	0.2	0.2	0.8
Adjusted EBITDA	$19.4	$34.9	$32.9	$28.0	$115.2
Adjusted EBITDA Margin	10.3%	17.1%	16.6%	15.8%	15.0%

Sustainable & Adhesive Solutions (SAS)
Net Sales	$297.2	$321.0	$315.4	$285.9	$1,219.5
GAAP Gross profit	40.5	54.8	56.9	47.4	199.6
Selling and general expense and Research and development expense(1)	(27.1)	(25.4)	(25.3)	(24.1)	(101.9)
Depreciation	12.7	12.7	11.4	11.6	48.4
Stock-based compensation expense(2)	0.4	0.4	0.3	0.6	1.7
Adjusted EBITDA	$26.5	$42.5	$43.3	$35.5	$147.8
Adjusted EBITDA Margin	8.9%	13.2%	13.7%	12.4%	12.1%

Corporate Unallocated
Selling and general expense and Research and development expense	$(22.9)	$(17.4)	$(14.8)	$(16.9)	$(72.0)
Organizational realignment costs	9.2	1.9	0.3	2.3	13.7
Divestiture costs	0.8	0.3	0.3	0.6	2.0
Financing fees(3)	2.0	1.9	2.0	1.9	7.8
Amortization of cloud-based software costs	0.2	0.4	0.4	0.4	1.4
Depreciation	0.6	0.7	0.4	0.5	2.2
Stock-based compensation expense(2)	1.4	2.0	2.0	1.2	6.6
Adjusted EBITDA	$(8.7)	$(10.2)	$(9.4)	$(10.0)	$(38.3)
% of total Net Sales	(1.8)%	(1.9)%	(1.8)%	(2.2)%	(1.9)%
(1) Selling and general expense and Research and development expense are included in the reconciliation from Segment Gross Profit to Adjusted EBITDA.
(2) Stock-based compensation excludes stock-based compensation included in restructuring and organizational realignment costs.
(3) Financing fees incurred for the Receivables Sales Agreement.
2